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                                                                        ANDERSEN

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       As independent public accountants, we hereby consent to the incorporation by reference in the Form S-8 Registration Statement of our reports, dated June 14, 2001 included in the Company's Form 10-K for the fiscal year ended April 30, 2001 filed with the Securities and Exchange Commission, and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP
Arthur Andersen LLP



Los Angeles, California
November 9, 2001

                                  EXHIBIT 23.1


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